Exhibit 99.2

UPTOWN
PARK

*Delivering* **Dependable Monthly Income** *Through* **Irreplaceable Corners™**

AmREIT

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# Our Structure

Underwritten Capital
Advisory Fees and Profit Participation
Management Fees and Asset Gains
Capital
Retail Partnership Business
Real Estate Operating and Development Business
Securities Business
Wholesaling Relationships

GOOD Things Happen On GREAT Real Estate™

AmREIT

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# Revenue Growth

**Total Revenues, Six Months Ended June 30**

$18.2M
$8.1M
$6.03M
Securities & Retail Partnership Business
$2.48M
Real Estate Operating & Development Business
$9.69M
Portfolio
2004
2005

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AmREIT

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# Consistent FFO & Dividend Growth

Dividend
FFO*
$0.34
$0.43
$0.44
$0.54
$0.48
$0.63
$0.50
$0.68
2002
2003
2004
2005E
$0.27 YTD FFO/share
$0.24 YTD Dividend/share

*Estimated 2005 FFO per share range is $0.68 - $0.70*

*Estimated 2005 Dividend per share range is $0.50 - $0.52*

*Represents the adjusted FFO (AFFO) per share. The company adheres to the NAREIT definition of FFO. The company's AFFO takes the NAREIT calculated FFO and adds back certain non-cash expense items, if any for that year.

*2002 represents a full year

GOOD Things Happen On GREAT Real Estate™

AmREIT

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# Strong National Tenants

As of 6/30/05

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AmREIT

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# The Core: REIT Portfolio

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AmREIT

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# Real Estate Operating & Development Business

REIT
Retail Partner- ships
Securities Business
Multiple Sources of Fee Income
$
$
Retail Partnerships
Third Parties

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AmREIT

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# Wholesaling Securities Business

REIT
Retail Partner-ships
REOD
Daily Capital Inflow to Securities Business from
Independent Financial Planning Community
Retail Partnership Investors
$
$
Non-traded Equity Investors

GOOD Things Happen On GREAT Real Estate™
AMREIT
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# Retail Partnership Business

$ Mgmt Fees
$ Profit Participation
REIT GP
REOD
Securities Business
Value-added* Properties
*Development, redevelopment

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AmREIT

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# Contact Us

For more information contact:

Debbie Lucas
VP Investor Relations & Corporate Communications

Or

Chad Braun
Chief Financial Officer

AmREIT
8 Greenway Plaza, Suite 1000
Houston, TX 77046

713.850.1400
www.amreit.com

GOOD Things Happen On GREAT Real Estate™ AmREIT

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        Disclaimer

Statements included in this presentation that state the company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which, by their nature, involve known and unknown risks and uncertainties. The company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements.  Reference is made to the company’s regulatory filings with the Securities and Exchange Commission for information or factors which may impact the company’s performance.

Our Structure

•	AMEX: AMY

•	Total Common Share Market Cap: $183M

•	Irreplaceable Corners™

Our Capital Structure

•	Class A (AMEX: AMY)

• $8.26 (7/26/05)

• Yield = 6.05%

	Price	Yield	Preferred Dividend	Callable	Convertible Into A

Class B	$9.25	8.0%	Yes	July 2005	Immediate
Class C	$10.00	7.0%	Yes	Aug. 2006	Aug. 2010
Class D	$10.00	6.5%	No	Sept. 2005	Sept. 2011

Strong National Tenants

Top 5 Tenants		% of Total Operating Revenue

1	Kroger	6.9%
2	IHOP	6.2%
3.	CVS/pharmacy	2.6%
4.	Linens ‘n Things	1.7%
5.	Landry’s	1.3%

As of 6/30/05

The Core: REIT Portfolio

•	Total Assets = $279 million

•	Primarily Irreplaceable CornersTM

•	Premiere shopping center focused

•	98% occupancy (as of 6/30/05)

•	Strong & steady growth

Uptown Park

Demographics
Traffic Count:	Post Oak	64,467
	Loop 610	275,000
3-mile Radius:
Population		148,123
Avg HH Income		$99,725
Per Capita Retail Sales		$19,662

Source: Claritas Site Reports, Texas Dept. of Transportation

Real Estate Operating & Development Business

•	Fully integrated and wholly owned by AmREIT

•	Multiple sources of fee income:

- Construction Management

- Development

- Property management

- Brokerage

- Leasing

•	Secure, strengthen & retain tenant relationships

•	Enhance revenue & control expenses

Wholesaling Securities Business

•	Flexible capital sources

•	NASD registered broker/dealer selling only AmREIT proprietary products

•	Gives access to both private and public capital

Retail Partnership Business

•	Over $85 million additional assets under management

•	Focused on value-added properties and development

•	Capture recurring fees for AmREIT

•	Back-end profit participation

Contact Us

For more information contact:

Debbie Lucas
VP Investor Relations & Corporate Communications

Or

Chad Braun
Chief Financial Officer

AmREIT
8 Greenway Plaza, Suite 1000
Houston, TX  77046

713.850.1400
www.amreit.com